SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 30, 2004

                             FIRSTFED BANCORP, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                        0-19609                 63-1048648
          --------                        -------                 ----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)


                1630 Fourth Avenue North, Bessemer, Alabama 35020
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (205) 428-8472
                                 --------------
               Registrant's telephone number, including area code






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Item 12. Results of Operations and Financial Condition

     On April 30, 2004, the Registrant announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRSTFED BANCORP, INC.



DATE:  April 30, 2004                         By:  /s/ B.K. Goodwin, III
       --------------                              -----------------------------
                                                   B.K. Goodwin, III
                                                   Chairman of the Board
                                                   President and Chief Executive
                                                   Officer




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                                  EXHIBIT INDEX

Exhibit Number
--------------
     99.1         Press Release, dated April 30, 2004, issued by the Registrant.